UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest reported event): November 25, 2015
NORANDA ALUMINUM HOLDING CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34741	20-8908550
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
801 Crescent Centre Drive, Suite 600, Franklin, Tennessee 37067
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (615) 771-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 25, 2015, Noranda Aluminum Holding Corporation (the “Company’) was notified by NYSE Regulation, Inc. (“NYSE Regulation”) that NYSE Regulation has determined to commence proceedings to delist the Company’s common stock from the New York Stock Exchange (“NYSE”). NYSE Regulation advised the Company that it reached its decision to delist the common stock pursuant to Section 802.01B of the NYSE’s Listed Company Manual because the Company has fallen below the NYSE’s continued listing standard requiring listed companies to maintain an average global market capitalization over a consecutive 30 trading day period of at least $15,000,000. NYSE Regulation informed the Company that trading in the Company’s common stock on the NYSE has been suspended as of November 25, 2015 and that it intends to apply to the Securities and Exchange Commission to delist the common stock. The Company does not intend to appeal the delisting determination.

The Company's common stock is being traded in the over-the-counter market. However, there is no assurance that an active market will be maintained for the Company’s common stock.

On November 25, 2015, the Company issued a press release announcing the NYSE Regulation delisting determination described above. A copy of the press release is filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including our anticipation that the Company’s common stock will be traded in the over-the-counter market. Forward-looking statements are statements about future, not past, events and involve certain important risks and uncertainties, any of which could cause the Company’s actual results to differ materially from those expressed in forward-looking statements, including, without limitation, failure of market makers to provide quotations on Company common stock.

Forward-looking statements contain words such as “believes,” “expects,” “will,” “may,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” or “anticipates” or similar expressions that relate to Noranda’s strategy, plans or intentions. Noranda undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise except as otherwise required by law. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management’s current estimates, projections, expectations or beliefs.

For a discussion of additional risks and uncertainties that may affect the future results of Noranda, please see the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q.

Item 9.01     Financial Statements and Exhibits.

Exhibit

Number    Description
99.1    Press release, dated November 25, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORANDA ALUMINUM HOLDING CORPORATION

Date:	November 30, 2015

By:	/s/ Gail E. Lehman
Gail E. Lehman
Chief Administrative Officer, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit
Number    Description

99.1    Press release, dated November 25, 2015